UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 24, 2010

SANDY SPRING BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-19065	52-1532952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17801 Georgia Avenue, Olney, Maryland  20832
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (301) 774-6400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Dennis A. Starliper was elected a director of Sandy Spring Bancorp, Inc. at the regular meeting of the board of directors on February 24, 2010.  Mr. Starliper’s committee appointments will be determined following the annual meeting of shareholders.

Mr. Starliper, age 63, is the former Chief Financial Officer for Provident Bankshares Corporation.

The Company issued a news release announcing the appointment of Mr. Starliper on February 25, 2010.  A  copy of the news release is included as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 8.01	Other Events.

On February 25, 2010, the Company announced that the Board of Directors has adopted a new dividend payment schedule.  A  copy of the news release is included as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibits

Number	Description

99.1	Press Release dated February 25, 2010

99.2	Press Release dated February 25, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDY SPRING BANCORP, INC. (Registrant)

Date: February 25, 2010	By:	/s/ Daniel J. Schrider
Daniel J. Schrider
President and Chief Executive Officer